SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 14, 2005



                      THE READER'S DIGEST ASSOCIATION, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                         1-10434                13-1726769
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (IRS EMPLOYER
    OF INCORPORATION)                                     IDENTIFICATION NUMBER)

                PLEASANTVILLE, NEW YORK                         10570-7000
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                    (914) 238-1000
  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01.      ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

     On April 14, 2005, The Reader's Digest Association, Inc. (the "Company") entered into a new $400 million Five-Year Revolving Credit Agreement, among the Company, as Borrower and Guarantor, Books Are Fun, Ltd., QSP, Inc. and Reiman Media Group, Inc., as Borrowing Subsidiaries and Subsidiary Guarantors, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, The Royal Bank of Scotland plc, as syndication agent and Commerzbank AG, New York Branch, HSBC Bank USA, National Association, and Wachovia Bank, National Association, as co-documentation agents, and the joint lead arrangers and joint bookrunners named therein (the "New Revolving Credit Agreement"). Proceeds from the New Revolving Credit Agreement were used to retire all of the Company's outstanding term loans under the 2004 Term Loan Agreement (as defined below) and its borrowings under the 2002 Revolving Credit Agreement (as defined below). A copy of the New Revolving Credit Agreement is attached hereto as Exhibit 10.1.

     In connection therewith, on April 14, 2005, the Company terminated (1) the Amended and Restated Term Loan Agreement, dated as of May 24, 2004, among the Company, as Borrower and Guarantor, Books Are Fun, Ltd., QSP, Inc. and Reiman Media Group, Inc, as Borrowing Subsidiaries, the Lenders party thereto, JPMorgan Chase Bank, as administrative agent and collateral agent, and the co-documentation agents and sole arranger and bookrunner named therein (the "2004 Term Loan Agreement") and (2) the Amended and Restated Five-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of May 20, 2002, among the Company, as Borrower and Guarantor, the Borrowing Subsidiaries, the Lenders party thereto and JPMorgan Chase Bank, as administrative agent and collateral agent, and the arrangers and co-syndication agents and lead arranger and sole bookrunner named therein (the "2002 Revolving Credit Agreement").

ITEM 1.02.      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     As described under Item 1.01 above, on April 14, 2005, the Company terminated the 2004 Term Loan Agreement and the 2002 Revolving Credit Agreement in connection with the entry into the New Revolving Credit Agreement.

ITEM 7.01.      REGULATION FD DISCLOSURE.

     On April 14, 2005, the Company issued a press release announcing the restructuring of its financing, including the entry into the New Revolving Credit Agreement and the termination of the 2004 Term Loan Agreement and the 2002 Revolving Credit Agreement. A copy of that press release is furnished herewith as Exhibit 99.1.


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Not applicable.

        (b) Not applicable.


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        (c) Exhibits

10.1 Five-Year Revolving Credit Agreement, dated as of April 14, 2005, among the Company, as Borrower and Guarantor, Books Are Fun, Ltd., QSP, Inc. and Reiman Media Group, Inc., as Borrowing Subsidiaries and Subsidiary Guarantors, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, The Royal Bank of Scotland plc, as syndication agent and Commerzbank AG, New York Branch, HSBC Bank USA, National Association, and Wachovia Bank, National Association, as co-documentation agents, and the joint lead arrangers and joint bookrunners named therein.

99.1 Press release issued by The Reader's Digest Association, Inc. on April 14, 2005.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE READER'S DIGEST ASSOCIATION, INC.


Date:  April 15, 2005                      By:      /s/ Michael S. Geltzeiler
                                                    -------------------------
                                           Title:   Senior Vice President and
                                                    Chief Financial Officer





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


                                  EXHIBIT INDEX

10.1 Five-Year Revolving Credit Agreement, dated as of April 14, 2005, among the Company, as Borrower and Guarantor, Books Are Fun, Ltd., QSP, Inc. and Reiman Media Group, Inc., as Borrowing Subsidiaries and Subsidiary Guarantors, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, The Royal Bank of Scotland plc, as syndication agent and Commerzbank AG, New York Branch, HSBC Bank USA, National Association, and Wachovia Bank, National Association, as co-documentation agents, and the joint lead arrangers and joint bookrunners named therein.

99.1 Press release issued by The Reader's Digest Association, Inc. on April 14, 2005.